UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2014

LPATH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-35706	16-1630142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4025 Sorrento Valley Blvd.

San Diego, California 92121

(Address of principal executive offices) (Zip Code)

(858) 678-0800

Registrant’s telephone number, including area code

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders

On July 17, 2014, Lpath, Inc. (the “Company”) changed its state of incorporation from the State of Nevada to the State of Delaware (the “Reincorporation”) pursuant to a plan of conversion, dated July 17, 2014 (the “Plan of Conversion”).  The Reincorporation was accomplished by the filing of (i) articles of conversion (the “Nevada Articles of Conversion”) with the Secretary of State of the State of Nevada, and (ii) a certificate of conversion (the “Delaware Certificate of Conversion”) and a certificate of incorporation (the “Delaware Certificate of Incorporation”) with the Secretary of State of the State of Delaware.  Pursuant to the Plan of Conversion, the Company also adopted new bylaws (the “Delaware Bylaws”).

The Reincorporation was previously submitted to a vote of, and approved by, the Company’s stockholders at its 2014 Annual Meeting of Stockholders held on June 27, 2014 (the “Annual Meeting”).  Upon the effectiveness of the Reincorporation:

•                  the affairs of the Company ceased to be governed by the Nevada Revised Statutes, the Company’s existing Articles of Incorporation and the Company’s existing Bylaws, and the affairs of the Company became subject to the General Corporation Law of the State of Delaware, the Delaware Certificate of Incorporation and the Delaware Bylaws;

•                  each outstanding share of the Nevada corporation’s common stock converted into an outstanding share of the Delaware corporation’s common stock;

•                  each outstanding option to acquire shares of the Nevada corporation’s common stock converted into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option), the same number of shares of the Delaware corporation’s common stock;

•                  each outstanding restricted share or restricted stock unit of the Nevada corporation’s common stock converted into an equivalent restricted share or restricted stock unit of the Delaware corporation’s common stock with the same terms and conditions (including the vesting schedule applicable to each such share);

•                  each outstanding warrant or other right to acquire shares of the Nevada corporation’s common stock converted into an equivalent warrant or other right to acquire, upon the same terms and conditions the same number of shares of the Delaware corporation’s common stock;

•                  each employee benefit, stock option or other similar plan of the Nevada corporation continued to be an employee benefit, stock option or other similar plan of the Delaware corporation; and

•                  each director and officer of the Nevada corporation continued to hold his or her respective position with the Delaware corporation.

The Company effected the Reincorporation because the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation. The Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to the Company’s corporate legal and governance affairs. Although the Delaware Certificate of Incorporation and the Delaware Bylaws are substantially similar to provisions from the current articles of incorporation and bylaws of the Nevada corporation, certain rights of the Company’s stockholders are different as a result of the Reincorporation, as described in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on May 9, 2014, under the section entitled “Proposal 4 — Approval of the Reincorporation of the Company from the State of Nevada to the State of Delaware - Rights of our Stockholders Prior to and After the Reincorporation from Nevada to Delaware”, which description is incorporated in its entirety herein by reference.

The Reincorporation did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue to be rights and obligations of the Company after the Reincorporation. The Reincorporation did not result in any change in headquarters, business, jobs, management, location of any of the offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation) of the Company.

The foregoing descriptions of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation and the Delaware Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation and the Delaware Bylaws, copies of which are filed as Exhibits 2.1, 3.1, 3.2, 3.3 and 3.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the Reincorporation, the Company also adopted a new form of common stock certificate, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Indemnity Agreements with Directors and Executive Officers

Following the Reincorporation, the Company entered into new indemnity agreements with each of the Company’s directors and executive officers, effective July 17, 2014, which replace the previous indemnity agreements entered into between the Company and its directors and executive officers.

The indemnity agreements are substantially similar to those previously entered into between the Company and its directors and executive officers except that the new indemnity agreements are governed by Delaware law and have been modified to conform to Delaware law. The indemnity agreements require the Company, among other things, to indemnify the director or executive officer against specified expenses and liabilities, such as attorneys’ fees, judgments, fines and settlements, paid by the individual in connection with any action, suit or proceeding arising out of the individual’s status or service as the Company’s director or executive officer, other than liabilities arising from actions not taken in good faith or of which indemnification would be otherwise unlawful, and to advance expenses incurred by the individual in connection with any proceeding against the individual with respect to which the individual may be entitled to indemnification by the Company.

The foregoing description of the of indemnity agreements entered into between the Company and each of its directors and executive officers is qualified in its entirety by reference to the full text of the form of indemnification agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Number	Description
2.1	Plan of Conversion, dated July 17, 2014.

3.1	Articles of Conversion, as filed with the Secretary of State of the State of Nevada on July 17, 2014.

3.2	Certificate of Conversion, as filed with the Secretary of State of the State of Delaware on July 17, 2014.

3.3	Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on July 17, 2014.

3.4	Bylaws, effective July 17, 2014.

4.1	Form of Common Stock Certificate.

10.1	Form of Indemnification Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPATH, INC.

Dated: July 21, 2014	By:	/s/ Gary J.G. Atkinson
		Name:	Gary J.G. Atkinson
		Title:	Senior Vice President, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Number	Description
2.1	Plan of Conversion, dated July 17, 2014.

3.1	Articles of Conversion, as filed with the Secretary of State of the State of Nevada on July 17, 2014.

3.2	Certificate of Conversion, as filed with the Secretary of State of the State of Delaware on July 17, 2014.

3.3	Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on July 17, 2014.

3.4	Bylaws, effective July 17, 2014.

4.1	Form of Common Stock Certificate.

10.1	Form of Indemnification Agreement.